Second Quarter Earnings Review August 1, 2024 ™

Disclosures 2 Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including, among others, statements regarding our goals, plans and projections with respect to our operations, financial position and business strategy. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "predict," "continue," “maintain,” "should," "anticipate," "believe," or “confident,” or the negative thereof or variations thereon or similar terminology. Such forward-looking statements are based on particular assumptions that our management has made in light of its experience and its perception of expected future developments and other factors that it believes are appropriate under the circumstances, and are subject to various risks and uncertainties. Factors that could cause or contribute to material and adverse differences between actual and anticipated results include, but are not limited to, (1) the general strength of the economy and other economic conditions affecting consumer preferences and spending, including the availability of credit to the Company's target consumers and to other consumers, impacts from continued inflation, central bank monetary policy initiatives to address inflation concerns and a possible recession or slowdown in economic growth, and (2) the other risks detailed from time to time in the reports filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2023, as well as subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this communication. Except as required by law, we are not obligated to, and do not undertake to, publicly release any revisions to these forward-looking statements to reflect any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Use of Non-GAAP Financial Measures This communication contains certain financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (GAAP), including (1) Non-GAAP diluted earnings per share (net earnings or loss, as adjusted for special items (as defined below), net of taxes, divided by the number of shares of our common stock on a fully diluted basis), (2) Adjusted EBITDA (net earnings before interest, taxes, stock-based compensation, depreciation and amortization, as adjusted for special items) on a consolidated and segment basis, (3) Free Cash Flow (net cash provided by operating activities less capital expenditures), and (4) Adjusted EBITDA margin (Adjusted EBITDA divided by total revenue) on a consolidated and segment basis. “Special items” refers to certain gains and charges we view as extraordinary, unusual or non-recurring in nature or which we believe do not reflect our core business activities. For the periods presented herein, these special items are described in the quantitative reconciliation tables included in the appendix of this presentation. Because of the inherent uncertainty related to these special items, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measures or reconciliation to any forecasted GAAP measure without unreasonable effort. These non-GAAP measures are additional tools intended to assist our management in comparing our performance on a more consistent basis for purposes of business decision-making by removing the impact of certain items management believes do not directly reflect our core operations. These measures are intended to assist management in evaluating operating performance and liquidity, comparing performance and liquidity across periods, planning and forecasting future business operations, helping determine levels of operating and capital investments and identifying and assessing additional trends potentially impacting our Company that may not be shown solely by comparisons of GAAP measures. Consolidated Adjusted EBITDA is also used as part of our incentive compensation program for our executive officers and others. We believe these non-GAAP financial measures also provide supplemental information that is useful to investors, analysts and other external users of our consolidated financial statements in understanding our financial results and evaluating our performance and liquidity from period to period. However, non-GAAP financial measures have inherent limitations and are not substitutes for, or superior to, GAAP financial measures, and they should be read together with our consolidated financial statements prepared in accordance with GAAP. Further, because non-GAAP financial measures are not standardized, it may not be possible to compare such measures to the non-GAAP financial measures presented by other companies, even if they have the same or similar names. Note that all sources in this presentation are from Company reports and Company estimates unless otherwise noted.

• Acima GMV3 growth (+21% y/y) continues, with signs of trade-down increasing • Sequential improvement in consolidated loss rate and delinquencies for both segments • Improved flow through of GMV/Revenue results in sequential improvement in Acima’s margin profile – Adjusted EBITDA margin2 +310 bps • Another quarter of RAC SSS growth; also consolidated select locations to optimize retail footprint • Extended $550 million revolver and reduced interest expense on Term Loan • Due to strong first half of 2024, raising midpoint of full year 2024 targets for revenue, Adjusted EBITDA2, and non-GAAP diluted EPS2 Q2 Consolidated Highlights 3 $1,076.5 million Consolidated Revenue +9.9% y/y $33.9 million Net Income +$79.5 million y/y $0.61 GAAP Diluted EPS +$1.44 y/y 7.2% Lease Charge-Off Rate1 -20 bps sequentially $124.5 million Adjusted EBITDA2 -4.6% y/y $1.04 Non-GAAP Diluted EPS2 -$0.07 y/y 1 Lease Charge-Offs (LCOs) (previously referred to as “skip / stolen losses”): Represents charge-offs of the net book value of unrecoverable on-rent merchandise with lease-to-own customers who are past due. This is typically expressed as a percentage of revenues for the applicable period. For the Rent-A-Center segment, LCOs exclude Get-It-Now and Home Choice locations. 2 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation. 3 The Company defines Gross Merchandise Volume (GMV) as the retail value in U.S. dollars of merchandise acquired by the Acima segment that is leased to customers through a transaction that occurs within a defined period, net of estimated cancellations as of the measurement date.

Q2 Business Segment Highlights Acima • GMV increased over 20% y/y in Q2, following nearly 20% GMV growth in each of the two preceding quarters • Q2 2024 +21.0% y/y, improved from +19.9% y/y in Q1 2024 • Revenues +19.0% y/y, improved from +16.0% y/y in Q1 2024 • Lease charge-offs and delinquencies remain within expected ranges, with lease charge-offs of 9.6% of revenue in Q2, 70 bps higher year-over-year • Acima segment lease charge-offs remained flat sequentially • Delinquencies improved approximately 80 bps y/y and 90 bps sequentially • Net profit margin of 12.7% • Adjusted EBITDA margin3 of 14.7%, a 310 bps improvement sequentially and a 210 bps decrease y/y Rent-A-Center • Second consecutive quarter of y/y revenue growth • Q2 2024 +1.9% y/y vs. +0.2% y/y in Q1 2024 • Same store sales1 increased 2.6%, an improvement from a 4.9% decrease in Q2 2023 and a 0.8% increase in Q1 2024 • Same-store lease portfolio value2 increased 1.4% y/y • Delinquency rates improved 40 bps sequentially and lease charge-offs were slightly better than expectations • Q2 2024 lease charge-offs were 4.2% of revenue, improving 30 bps y/y and 50 bps sequentially • Net profit margin of 14.1% • Adjusted EBITDA margin3 of 16.3%, a 160 bps decrease y/y and a 30 bps decrease sequentially 1 Same Store Sales (SSS): Same store sales generally represents revenue earned in Rent-A-Center stores that were operated by us for 13 months or more and are reported on a constant currency basis as a percentage of total revenue earned in stores of the segment during the indicated period. The Company excludes from the same store sales base any store that receives a certain level of customer accounts from closed stores or acquisitions. The receiving store will be eligible for inclusion in the same store sales base in the 30th full month following account transfer. 2 Same Store Lease Portfolio Value: Represents the aggregate dollar value of the expected monthly rental income associated with current active lease agreements from our e-commerce platform and Rent-A-Center stores that were operated by us for 13 months or more at the end of any given period. The Company excludes from the same store base any store that receives a certain level of customer accounts from closed stores or acquisitions. The receiving store will be eligible for inclusion in the same store base in the 30th full month following account transfer. 3 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation. 4

2024 Strategic Priorities 5 Grow Market Share Expand our retail partnerships and direct to consumer solutions Increase Retention Enhance our product offerings and experience to drive increased engagement and lifetime value for retailers and customers Elevate Digital Capabilities Continuously develop technologies that facilitate seamless interactions between our retail partners and customers Operational Synergies Improve business efficiency through optimization of processes, talent, and technology across all brands Enhance Value Proposition Introduce new product categories and customer-centric programs Enhance Productivity Leverage technology to improve processes and grow our business efficiently Optimize Digital Customer Experience Deliver digital solutions that improve the omni-channel experience for our customers Expand Offerings & Financial Access Evaluate new products that provide greater financial access and opportunity for consumers and retailers Efficient Capital Returns Prudently allocate capital across our businesses and initiatives to balance sustainable growth and shareholder returns

Q2 2024 Consolidated Financial Highlights Q2 2024 $’s millions Actual % of Total Revenue Acima $552.8 51.4% Rent-A-Center $474.9 44.1% Mexico $20.9 1.9% Franchising $27.9 2.6% Total Revenue $1,076.5 100.0% Q2 2024 Financial Results • Revenue: $1,076.5 million, +9.9% y/y • Operating profit: $80.7 million, -$3.3 million y/y • Net earnings: $33.9 million, +$79.5 million y/y • Net profit margin: 3.2%, +790 bps y/y • Adjusted EBITDA1: $124.5 million, -4.6% y/y • Adjusted EBITDA margin1: 11.6%, -170 bps y/y • Diluted EPS: $0.61 compared to diluted loss per share of $(0.83) in Q2 2023 • Non-GAAP Diluted EPS1: $1.04 compared to $1.11 in Q2 2023 • Net Cash Provided by Operating Activities: $15.0 million compared to $36.5 million in Q2 2023 • Free Cash Flow1: $0.6 million compared to $24.7 million in Q2 2023 • Cash dividend of $0.37 per share (1) Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation. (2) Corporate Net Earnings includes Company interest and taxes. 6 Net Earnings Net Profit Margin Adj EBITDA(1) Adj EBITDA(1) Margin Acima $70.0 12.7% $81.3 14.7% Rent-A-Center $67.0 14.1% $77.6 16.3% Mexico $1.6 7.5% $1.9 9.3% Franchising $4.5 16.2% $4.6 16.3% Corporate2 $(109.2) N/A ($47.2) N/A Addback: Stock-Based Compensation $6.3 Consolidated $33.9 3.2% $124.5 11.6%

• GMV increased 21.0% y/y and improved sequentially from 19.9% in Q1 2024, led by y/y growth in application volume resulting from expanding retail partner network and existing partner penetration • GMV increased approximately 15% on a two-year stacked basis • Q2 revenues of $552.8 million, +19.0% y/y, driven by an 18.2% y/y increase in rentals and fees revenue, in addition to a 22.0% y/y increase in merchandise sales revenue • Lease charge-offs 9.6% of revenue, flat sequentially and +70 bps y/y, due primarily to the back book of the legacy Acceptance Now business, which has converted to Acima’s underwriting platform • Operating profit and net earnings on a GAAP basis were $70.0 million with a margin of 12.7% • Adjusted EBITDA of $81.3 million, with a margin1 of 14.7%, +310 bps sequentially, and -210 bps y/y due to lower gross margins Acima GMV Trend ($M) Acima LCO and Past Due Rates2 Trends Acima Q2 Highlights Financial Results 1 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation. 2 Defined as the average accounts 60+ days past due as a percentage of total open leases. 60+ past due rates normalized to exclude large retailers that are no longer on Acima’s platform 7

Rent-A-Center Portfolio3,4 ($M) and Same Store Sales Trends Rent-A-Center LCO and Past Due Rates2,3 Trends Rent-A-Center Q2 Highlights Financial Results • Revenue of $474.9 million, +1.9% y/y driven primarily by a 2.1% y/y increase in rentals and fees revenue, in addition to a 1.6% y/y increase in merchandise sales • Same store sales increased 2.6% y/y, which improved 180 bps from Q1 2024 • Lease charge-offs 4.2% of revenue, 30 bps lower y/y and 50 bps lower sequentially • Operating profit and net earnings on a GAAP basis were $67.0 million with a margin of 14.1% • Adjusted EBITDA margin1 was 16.3%, down approximately 160 bps y/y due primarily to elevated labor benefits costs, delivery costs, and store technology investments Note: Same store sales - Same store sales generally represents revenue earned in Rent-A-Center stores that were operated by us for 13 months or more and are reported on a constant currency basis as a percentage of total revenue earned in stores of the segment during the indicated period. The Company excludes from the same store sales base any store that receives a certain level of customer accounts from closed stores or acquisitions. The receiving store will be eligible for inclusion in the same store sales base in the 30th full month following account transfer. 1 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation. 2 Past due rate is defined as the average accounts 30+ days past due as a percentage of total open leases. 3 Portfolio Value and Past Due charts exclude Get-it-Now and Home Choice branded stores. 4 Lease Portfolio Value: Represents the aggregate dollar value of the expected monthly rental income associated with current active lease agreements from our Rent-A-Center stores and e-commerce platform at the end of any given period. 8

Full Year 2024 Guidance 9 Raises Midpoint of Full Year 2024 Targets for Revenue, Adjusted EBITDA2, and Non-GAAP Diluted EPS2 1. Consolidated includes Acima, Rent-A-Center, Mexico, Franchising and Corporate Segments. 2. Non-GAAP financial measure. See descriptions elsewhere in this presentation. 3. Non-GAAP diluted earnings per share excludes the impact of incremental depreciation and amortization related to the estimated fair value of acquired Acima assets and stock compensation expense associated with the Acima Acquisition equity consideration, which was subject to vesting conditions. 4. Reaffirmed on May 2, 2024. Revised Full Year 2024 Guidance Initial Full Year 2024 Guidance Consolidated Guidance1 (8/1/2024) (2/22/2024)4 Revenues ($B) $4.10 - $4.30 $4.00 - $4.20 Adj. EBITDA Excluding SBC ($M)2 $465 - $485 $455 - $485 Non-GAAP Diluted Earnings Per Share2,3 $3.65 - $4.00 $3.55 - $4.00 Free Cash Flow ($M)2 $100 - $130 $100 - $130 GMV/Portfolio Growth Revenue Growth Disciplined Underwriting Earnings Growth Capital Allocation Priorities

Capital Allocation & Financial Position Capital Allocation • Distributed quarterly dividend of $0.37 per share, or $1.48 annualized • Focused on reaching long-term target leverage ratio of 1.5x from a combination of Adjusted EBITDA growth and debt reduction • Net leverage1 increased to 2.8x at the end of Q2 2024 from 2.7x at the end of Q1 2024 • Net debt of $1.3 billion • Total liquidity of nearly $500 million • $550 million ABL revolver extended to 2029 • $800+ million Term Loan credit spread reduced by 50 bps and removed credit spread adjustment of 11-43 bps (depending on benchmark index) Balance Sheet & Liquidity ($’s millions) As of 06/30/24 Liquidity $493.2 Cash (unrestricted) $72.6 Revolving Credit Availability $420.6 Total Debt $1,335.7 Net Leverage Ratio (LTM)1 2.8x Interest Coverage Ratio (LTM) 3.2x Dividend Payout Ratio (LTM) 41.4% 10 1 Net debt to Adjusted EBITDA ratio is defined as outstanding debt less cash divided by trailing twelve months Adjusted EBITDA, which is a Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation.

DRAFTKey Takeaways 11 Resilient business model across macroeconomic scenarios • Differentiated offerings and balanced approach in brick and mortar, staffed and virtual channels • Enables adaptability for constantly evolving consumer landscape and uncertain macro conditions; potential trade-down benefit as lenders tighten • Over 35,000 Acima retail partner locations, both online and in-store • Optimized RAC store count, consolidating 50+ stores Strong Q2 results • Y/Y revenue growth at both Acima and RAC • Three consecutive quarters of 19%+ GMV growth at Acima • Continued growth in same store lease portfolio value and same store sales at RAC • 310 bps sequential improvement in Acima EBITDA margin1 • Due to strong first half of 2024, raising midpoint of full year 2024 targets for revenue, adjusted EBITDA1, and non-GAAP diluted EPS1 Compelling fundamentals support growth trajectory • Industry leader with large underserved market • Annual Free Cash Flow1 supports investments into new technology, markets, and adjacencies to power future growth • Beyond reinvesting in the business, capital allocation is focused on dividends and debt reduction supplemented with opportunistic buyback program Risk management & disciplined underwriting • RAC lease charge-offs (LCO) improved 30 bps y/y • Acima losses within expected ranges, flat sequentially, with improvement expected as ANOW back book winds down • Delinquency rates improving at Acima, stable at RAC • Leverage best practices in risk management across the business segments and remain disciplined in challenging operating environment 1 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation.

Appendix

Reconciliation of Net Earnings to Net Earnings Excluding Special Items and Non-GAAP Diluted Earnings Per Share 13 Three Months Ended June 30, 2024 (In thousands) Gross Profit Operating Profit Earnings Before Income Tax Tax Expense Net Earnings Diluted Earnings per Share GAAP Results $ 531,959 $ 80,655 $ 46,433 $ 12,484 $ 33,949 $ 0.61 Plus: Debt refinancing charges — — 6,604 1,883 4,721 0.08 Plus: Special Items(1) Acima acquired assets depreciation and amortization(2) — 14,900 14,900 3,195 11,705 0.21 Asset impairments(3) — 5,382 5,382 1,494 3,888 0.07 Accelerated software depreciation(4) — 1,534 1,534 145 1,389 0.03 Accelerated stock compensation(5) — 1,733 1,733 494 1,239 0.02 Legal settlement reserve — 700 700 200 500 0.01 Other(6) — 673 673 193 480 0.01 Discrete income tax items — — — (6) 6 — Non-GAAP Adjusted Results $ 531,959 $ 105,577 $ 77,959 $ 20,082 $ 57,877 $ 1.04 (1) Special items are reported as Other Gains and Charges in the Supplemental Segment Performance Details - GAAP included on page 18 of this presentation. (2) Includes amortization expense of approximately $10.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million related to the fair value of acquired software assets. (3) Includes lease impairments of approximately $5.3 million and fixed asset impairments of approximately $0.1 million. (4) Represents incremental depreciation expense related to the acceleration of the remaining useful life of the point-of-sale system used by our Rent-A-Center lease-to-own stores, due to the transition to a new internally developed point-of-sale system expected to be fully deployed in the third quarter of 2024. (5) Represents accelerated stock compensation expense related to our letter agreement with the Company’s Chief Executive Officer. (6) Includes shutdown and holding expenses related to store closures of $0.4 million.

Reconciliation of Net (Loss) Earnings to Net Earnings Excluding Special Items and Non-GAAP Diluted Earnings Per Share Three Months Ended June 30, 2023 (In thousands) Gross Profit Operating Profit Earnings Before Income Tax Tax Expense Net (Loss) Earnings Diluted (Loss) Earnings per Share GAAP Results $ 506,226 $ 84,031 $ 56,800 $ 102,418 $ (45,618) $ (0.83) Plus: Special Items(1) Acima equity consideration vesting(2) — 9,276 9,276 (87,807) 97,083 1.71 Acima acquired assets depreciation and amortization(3) — 18,233 18,233 6,800 11,433 0.20 Legal settlements — 277 277 105 172 — Discrete income tax items — — — 53 (53) — Other(4) — — — — — 0.03 Non-GAAP Adjusted Results $ 506,226 $ 111,817 $ 84,586 $ 21,569 $ 63,017 $ 1.11 (1) Special items are reported as Other Gains and Charges in the Supplemental Segment Performance Details - GAAP included on page 18 of this presentation. (2) Represents stock compensation expense related to common stock issued to Acima Holdings employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions. (3) Includes amortization expense of approximately $14.3 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $3.9 million. (4) Represents the dilutive impact of unvested stock awards included in the calculation of Non-GAAP Earnings per Share but excluded from the calculation of GAAP Earnings per Share, due to the GAAP net loss incurred for the three months ended June 30, 2023. 14

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment) Three Months Ended June 30, 2024 (in thousands) Acima Rent-A-Center Mexico Franchising Corporate Consolidated Net earnings (loss) $ 69,991 $ 67,033 $ 1,559 $ 4,529 $ (109,163) $ 33,949 Plus: Interest expense, net — — — — 27,618 27,618 Plus: Income tax expense — — — — 12,484 12,484 Plus: Debt financing charges — — — — 6,604 6,604 Operating profit (loss) 69,991 67,033 1,559 4,529 (62,457) 80,655 Plus: Depreciation and amortization 382 4,780 388 36 7,032 12,618 Plus: Stock-based compensation — — — — 6,315 6,315 Plus: Special Items(1) Acima acquired assets depreciation and amortization(2) 10,929 — — — 3,971 14,900 Asset impairments(3) — 5,382 — — — 5,382 Accelerated software depreciation(4) — — — — 1,534 1,534 Accelerated stock compensation(5) — — — — 1,733 1,733 Legal settlement reserve — — — — 700 700 Other(6) — 436 — — 237 673 Adjusted EBITDA $ 81,302 $ 77,631 $ 1,947 $ 4,565 $ (40,935) $ 124,510 (1) Special items are reported as Other Gains and Charges in the Supplemental Segment Performance Details - GAAP included on page 18 of this presentation. (2) Includes amortization expense of approximately $10.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million. (3) Includes fixed asset impairments of approximately $5.3 million and lease impairments of approximately $0.1 million. (4) Represents incremental depreciation expense related to the acceleration of the remaining useful life of the point-of-sale system used by our Rent-A-Center lease-to-own stores, due to the transition to a new internally developed point-of-sale system expected to be fully deployed in the third quarter of 2024. (5) Represents accelerated stock compensation expense related to our letter agreement with the Company’s Chief Executive Officer. (6) Includes shutdown and holding expenses related to store closures of $0.4 million. 15

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment) Three Months Ended June 30, 2023 (in thousands) Acima Rent-A-Center Mexico Franchising Corporate Consolidated Net earnings (loss) $ 63,109 $ 78,914 $ 1,298 $ 4,979 $ (193,918) $ (45,618) Plus: Interest expense, net — — — — 27,231 27,231 Plus: Income tax expense — — — — 102,418 102,418 Operating profit (loss) 63,109 78,914 1,298 4,979 (64,269) 84,031 Plus: Depreciation and amortization 416 4,573 293 36 7,279 12,597 Plus: Stock-based compensation — — — — 6,148 6,148 Plus: Special Items(1) Acima acquired assets depreciation and amortization(2) 14,262 — — — 3,971 18,233 Acima equity consideration vesting(3) — — — — 9,276 9,276 Legal settlements — — — — 277 277 Adjusted EBITDA $ 77,787 $ 83,487 $ 1,591 $ 5,015 $ (37,318) $ 130,562 (1) Special items are reported as Other Gains and Charges in the Supplemental Segment Performance Details - GAAP included on page 18 of this presentation. (2) Includes amortization of approximately $14.3 million related to the total fair value of acquired intangible assets and incremental depreciation of approximately $3.9 million. (3) Represents stock compensation expense related to common stock issued to Acima Holdings employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions. 16

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow Three Months Ended June 30, Six Months Ended June 30, (in thousands) 2024 2023 2024 2023 Net cash provided by operating activities $ 15,040 $ 36,543 $ 60,461 $ 141,960 Purchase of property assets (14,427) (11,860) (26,244) (21,394) Free cash flow $ 613 $ 24,683 $ 34,217 $ 120,566 17

Supplemental Segment Performance Details – GAAP 18 Three Months Ended June 30, 2023 (in millions) Acima Rent-A- Center Mexico Franchise Corporate Consolidated Revenue Rentals and fees $ 368.6 $ 421.6 $ 17.4 $ — $ — $ 807.6 Merchandise sales 95.5 28.3 0.9 — — 124.7 Installment sales — 15.9 — — — 15.9 Franchise merchandising sales — — — 22.9 — 22.9 Franchise and royalty fees — — — 6.6 — 6.6 Other 0.3 0.4 0.2 0.6 — 1.5 Total revenue $ 464.4 $ 466.2 $ 18.5 $ 30.1 $ — $ 979.2 Three Months Ended June 30, 2023 (in millions) Acima Rent-A- Center Mexico Franchise Corporate Consolidated Cost of revenues Cost of rentals and fees $ 177.8 $ 109.1 $ 4.8 $ — $ — $ 291.7 Cost of merchandise sold 126.8 25.3 0.6 — — 152.7 Cost of installment sales — 5.6 — — — 5.6 Cost of franchise merchandise sold — — — 22.9 — 22.9 Total cost of revenues $ 304.6 $ 140.0 $ 5.4 $ 22.9 $ — $ 472.9 Three Months Ended June 30, 2023 (in millions) Acima Rent-A- Center Mexico Franchise Corporate Consolidated Operating expenses Operating labor expense $ 25.4 $ 122.2 $ 4.3 $ — $ — $ 151.9 Non-labor operating expenses 56.3 117.8 5.8 1.2 — 181.1 General and administrative expenses 0.2 2.6 1.4 1.1 43.5 48.8 Depreciation and amortization 0.4 4.6 0.3 — 7.3 12.6 Other gains and charges 14.3 — — — 13.5 27.8 Total operating expenses $ 96.6 $ 247.2 $ 11.7 $ 2.3 $ 64.3 $ 422.2 Three Months Ended June 30, 2023 (in millions) Acima Rent-A- Center Mexico Franchise Corporate Consolidated Capital expenditures $ — $ 2.8 $ 0.7 $ — $ 8.4 $ 11.9 Three Months Ended June 30, 2024 (in millions) Acima Rent-A- Center Mexico Franchise Corporate Consolidated Revenue Rentals and fees $ 435.8 $ 430.6 $ 19.6 $ — $ — $ 886.0 Merchandise sales 116.5 28.7 1.0 — — 146.2 Installment sales — 15.2 — — — 15.2 Franchise merchandising sales — — — 21.1 — 21.1 Franchise and royalty fees — — — 6.1 — 6.1 Other 0.5 0.4 0.3 0.8 — 1.9 Total revenue $ 552.8 $ 474.9 $ 20.9 $ 27.9 $ — $ 1,076.5 Three Months Ended June 30, 2024 (in millions) Acima Rent-A- Center Mexico Franchise Corporate Consolidated Cost of revenues Cost of rentals and fees $ 220.5 $ 112.9 $ 5.2 $ — $ — $ 338.6 Cost of merchandise sold 152.7 26.0 0.7 — — 179.4 Cost of installment sales — 5.5 — — — 5.5 Cost of franchise merchandise sold — — — 21.1 — 21.1 Total cost of revenues $ 373.2 $ 144.4 $ 5.9 $ 21.1 $ — $ 544.6 Three Months Ended June 30, 2024 (in millions) Acima Rent-A- Center Mexico Franchise Corporate Consolidated Operating expenses Operating labor expense $ 26.6 $ 124.8 $ 4.8 $ — $ — $ 156.2 Non-labor operating expenses 71.3 125.4 5.9 1.4 — 203.9 General and administrative expenses 0.4 2.7 2.4 0.9 47.3 53.6 Depreciation and amortization 0.4 4.8 0.4 — 7.0 12.6 Other gains and charges 10.9 5.8 — — 8.2 24.9 Total operating expenses $ 109.6 $ 263.5 $ 13.5 $ 2.3 $ 62.5 $ 451.3 Three Months Ended June 30, 2024 (in millions) Acima Rent-A- Center Mexico Franchise Corporate Consolidated Capital expenditures $ 1.0 $ 6.3 $ 0.7 $ — $ 6.5 $ 14.4

Supplemental Segment Performance Details – Including Non-GAAP Adjustments 19 Three Months Ended June 30, 2023 (in millions) Acima Rent-A- Center Mexico Franchise Corporate Consolidated Revenue Rentals and fees $ 368.6 $ 421.6 $ 17.4 $ — $ — $ 807.6 Merchandise sales 95.5 28.3 0.9 — — 124.7 Installment sales — 15.9 — — — 15.9 Franchise merchandising sales — — — 22.9 — 22.9 Franchise and royalty fees — — — 6.6 — 6.6 Other 0.3 0.4 0.2 0.6 — 1.5 Total revenue $ 464.4 $ 466.2 $ 18.5 $ 30.1 $ — $ 979.2 Three Months Ended June 30, 2023 (in millions) Acima Rent-A- Center Mexico Franchise Corporate Consolidated Cost of revenues Cost of rentals and fees $ 177.8 $ 109.1 $ 4.8 $ — $ — $ 291.7 Cost of merchandise sold 126.8 25.3 0.6 — — 152.7 Cost of installment sales — 5.6 — — — 5.6 Cost of franchise merchandise sold — — — 22.9 — 22.9 Total cost of revenues $ 304.6 $ 140.0 $ 5.4 $ 22.9 $ — $ 472.9 Three Months Ended June 30, 2023 (in millions) Acima Rent-A- Center Mexico Franchise Corporate Consolidated Operating expenses Operating labor expense $ 25.4 $ 122.2 $ 4.3 $ — $ — $ 151.9 Non-labor operating expenses 56.3 117.8 5.8 1.2 — 181.1 General and administrative expenses 0.2 2.6 1.4 1.1 43.5 48.8 Depreciation and amortization 0.4 4.6 0.3 — 7.3 12.6 Other gains and charges(1) — — — — — — Total operating expenses $ 82.3 $ 247.2 $ 11.7 $ 2.3 $ 50.8 $ 394.4 (1)For purposes of disclosing non-GAAP operating expenses we exclude Other gains and charges. Additional details of Other gains and charges are included as special item adjustments in the reconciliation tables on pages 14 and 16 of this presentation. Three Months Ended June 30, 2023 (in millions) Acima Rent-A- Center Mexico Franchise Corporate Consolidated Capital expenditures $ — $ 2.8 $ 0.7 $ — $ 8.4 $ 11.9 Three Months Ended June 30, 2024 (in millions) Acima Rent-A- Center Mexico Franchise Corporate Consolidated Revenue Rentals and fees $ 435.8 $ 430.6 $ 19.6 $ — $ — $ 886.0 Merchandise sales 116.5 28.7 1.0 — — 146.2 Installment sales — 15.2 — — — 15.2 Franchise merchandising sales — — — 21.1 — 21.1 Franchise and royalty fees — — — 6.1 — 6.1 Other 0.5 0.4 0.3 0.8 — 1.9 Total revenue $ 552.8 $ 474.9 $ 20.9 $ 27.9 $ — $ 1,076.5 Three Months Ended June 30, 2024 (in millions) Acima Rent-A- Center Mexico Franchise Corporate Consolidated Cost of revenues Cost of rentals and fees $ 220.5 $ 112.9 $ 5.2 $ — $ — $ 338.6 Cost of merchandise sold 152.7 26.0 0.7 — — 179.4 Cost of installment sales — 5.5 — — — 5.5 Cost of franchise merchandise sold — — — 21.1 — 21.1 Total cost of revenues $ 373.2 $ 144.4 $ 5.9 $ 21.1 $ — $ 544.6 Three Months Ended June 30, 2024 (in millions) Acima Rent-A- Center Mexico Franchise Corporate Consolidated Operating expenses Operating labor expense $ 26.6 $ 124.8 $ 4.8 $ — $ — $ 156.2 Non-labor operating expenses 71.3 125.4 5.9 1.4 — 203.9 General and administrative expenses 0.4 2.7 2.4 0.9 47.3 53.6 Depreciation and amortization 0.4 4.8 0.4 — 7.0 12.6 Other gains and charges(1) — — — — — — Total operating expenses $ 98.7 $ 257.7 $ 13.5 $ 2.3 $ 54.3 $ 426.4 (1)For purposes of disclosing non-GAAP operating expenses we exclude Other gains and charges. Additional details of Other gains and charges are included as special item adjustments in the reconciliation tables on pages 13 and 15 of this presentation. Three Months Ended June 30, 2024 (in millions) Acima Rent-A- Center Mexico Franchise Corporate Consolidated Capital expenditures $ 1.0 $ 6.3 $ 0.7 $ — $ 6.5 $ 14.4

Q2 2024 Q1 2024 (in millions) Total Debt $ 1,335.7 $ 1,311.9 Less: Cash (unrestricted) 72.6 74.9 Net Debt 1,263.1 1,237.0 Adjusted EBITDA(1) Q2 2023 130.6 Q3 2023 106.0 106.0 Q4 2023 107.6 107.6 Q1 2024 109.1 109.1 Q2 2024 124.5 TTM Adjusted EBITDA $ 447.2 $ 453.3 Consolidated Total Leverage Ratio 2.8 x 2.7 x (1) Additional details of Adjusted EBITDA are included in the Reconciliation of Net Earnings to Adjusted EBITDA (Consolidated and by Segment) tables of our quarterly investor presentations, for their respective periods, which can be found on the Company's investor relations website. Reconciliation of Consolidated Total Leverage Ratio